                                                                  EXHIBIT 2.B(2)

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Form S-6 of our reports dated February 19, 2002, relating to the financial statements of AIM Summit Investors Plans I and AIM Summit Investors Plans II, which appear in such Registration Statement.




/s/ PRICEWATERHOUSECOOPERS LLP

Houston, Texas
February 21, 2002